UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

February 20, 2008

Date of Report (Date of earliest event reported)

CYPRESS SEMICONDUCTOR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1– 10079	94-2885898
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

198 Champion Court

San Jose, California 95134-1599

(Address of principal executive offices)

(408) 943-2600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreement

a. 2008 Performance Milestones For Performance-Based Restricted Stock Units

In 2007, the Compensation Committee (the “Committee”) of the Board of Directors of Cypress Semiconductor Corporation awarded performance-based restricted stock units (RSUs) to certain employees of the Company, including our named executive officers under Cypress’s 1994 Stock Plan (the “Plan”). Resticted stock units will be earned ratably over five years based on performance milestones set by the Committee for each year.

On February 20, 2008 the Committee set the performance milestones for fiscal year 2008. The performance milestones are set forth below and the RSU targets for our named executive officers are as set forth in the table below.

For all named executive officers, 50% of the target number of RSUs can be earned in fiscal year 2008 if the semiconductor portion of the Company’s business meets or exceeds certain non-GAAP operating income targets for fiscal year 2008. If the target operating income is achieved, the payout is at 100% and adjusts on a linear scale to 0% payout if a specified operating income is achieved below target.

For all named executive officers, except for Messrs. Rodgers and Buss, the remaining 50% of the target number of RSUs can be earned in fiscal year 2008 if the semiconductor business attains certain threshold levels of semiconductor operating income percentage growth versus a peer group of companies for 2008. Messrs. Rodgers and Buss can earn the remaining 50% of their target RSUs if the common stock appreciation of Cypress is equal to or greater than the appreciation of the Philadelphia Semiconductor Sector Index (“SOXX”) calculated on a trailing three-year average.

In addition to the target amounts, each named executive officer, other than Mr. Rodgers, may earn RSUs covering 25% of the RSUs subject to the target award. For 2008, the performance milestone will require that the semiconductor business attains or exceeds a certain percentage of non-GAAP gross margin in 2008. If the target percentage gross margin is attained, the payout is at 100% and adjusts on a linear scale to 0% payout if a certain percentage margin is achieved below target.

For all named executive officers, if the performance milestones described above are not achieved for the period, the target shares for that period are forfeited and are not able to be earned in a future period.

All RSUs are settled, following vesting and approval by the Compensation Committee that the performance milestones have been achieved, in shares of common stock, on a one share for one-unit basis (with each share adjusted for any stock splits, stock dividends, spin-offs or other changes in capitalization effected without receipt of consideration by Cypress).

The following table sets forth our named executive officers’ minimum, target and maximum share payouts for 2008 subject entirely to the achievement of the performance milestones described above:

Named Executive Officer	Minimum	Target	Maximum
T.J. Rodgers	0	160,000	160,000
Brad W. Buss	0	80,000	100,000
Paul Keswick	0	64,000	80,000
Christopher Seams	0	64,000	80,000
Norman Taffee	0	55,000	68,750

b. Approval Of Outstanding 2007 Performance Milestone

On February 20, 2008, the Committee determined that the Company achieved the remaining outstanding 2007 performance milestone for performance-based restricted stock units awards. The milestone, which applied to all executive officers, except T.J. Rodgers and Brad Buss, required that the semiconductor business of the Company attain certain threshold levels of semiconductor operating income percentage growth versus a peer group of companies for the second, third and fourth fiscal quarters of 2007. The Committee also determined that based on the Company’s achievement, each named executive officer earned a 100% payout of targeted restricted stock units for the milestone pursuant to performance-based awards granted on May 11, 2007. The table below shows the total number of shares earned by each of our named executive officers with respect to the milestone:

Named Executive Officer	Target	Earned	Maximum Pending for 2007
T.J. Rodgers	N/A	N/A	N/A
Brad W. Buss	N/A	N/A	N/A
Paul Keswick	32,000	32,000	0
Christopher Seams	32,000	32,000	0
Norman Taffe	27,500	27,500	0

c. Approval of Bonus Payments for the Fourth Quarter of 2007

On Febraury 20, 2008, the Committee authorized quarterly and annual incentive payments to its executive officers with respect to the fourth fiscal quarter and fiscal year ended December 30, 2007. These payments were earned in accordance with the terms of the Cypress Key Employee Bonus Plan (the “KEBP”) and the Performance Profit Sharing Plan (the “PPSP”).

The payments were determined based upon the financial performance of Cypress and each executive’s performance in the fourth fiscal quarter of 2007 and for the fiscal year ended December 30, 2007. The performance measures under the KEBP include the Company’s actual non-GAAP fully diluted earnings per share versus the 2007 annual operating plan as well as the individuals performance to various strategic, operational and financial goals established for each executive at the commencement of the quarter, and for the fiscal year. The performance measures under the PPSP include the Company’s non-GAAP fully diluted earnings per share and the individual’s performance in achieving certain quarterly goals.

The following table sets forth cash payments earned by our named executive officers under the KEBP and the PPSP in respect of the fiscal quarter and fiscal year ended December 30, 2007:

Named Executive Officer	Q407 KEBP Bonus	2007 KEBP Annual Bonus	Q407 PPSP Bonus	Total Payout
T. J. Rodgers	$55,604	$148,140	$6,194	$209,938
Brad W. Buss	$15,218	$43,188	$3,658	$62,064
Paul D. Keswick	$13,266	$17,414	$3,189	$33,869
Christopher Seams	$13,665	$52,512	$3,285	$69,462
Norman P. Taffe	$10,522	$15,555	$2,529	$28,606

Additionally, the Committee authorized quarterly incentive payments under the KEBP and PPSP to four other executive officers who are not named executive officers in the aggregate of $143,335 and $10,564, respectively.

d. Approval of Salary and Bonus Target Increases for named executive officers

On February 20, 2008, the Committee approved base salary increases for certain of its executive officers as part of Cypress’s periodic broad-based employee merit review. The increase is effective December 1, 2007, as with all other employees of the Company. The following table sets forth the new annual compensation of the Company’s named executive officers:

Named Executive Officer	2007 Annual Base Salary
Brad W. Buss	$329,175.00
Paul D. Keswick	$320,110.00
Christopher A. Seams	$366,703.00
Norman P. Taffe	$284,673.00
All other executive officers (4)	$1,075,463

The annual salary for T.J Rodgers remains unchanged from the prior year.

The bonus targets for each of the above named executive officers under the Key Employee Bonus Plan remain unchanged from the prior year. The Committee approved an increase of the percentage target for T.J. Rodgers under the Key Employee Bonus Plan to 175% of his base salary.

e. Restricted Stock Award to T.J. Rodgers.

On February 20, 2008, the Compensation Committee made a discretionary award of 40,000 fully vested restricted stock units of common stock to Mr. T.J Rodgers under the Company’s 1994 Stock Plan. No other executive officers received an award.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYPRESS SEMICONDUCTOR CORPORATION

Date: February 22, 2008	By:	/s/ Brad W. Buss
Brad W. Buss
Chief Financial Officer, Executive Vice President, Finance and Administration